Exhibit 99
News Release

CONTACT:                          Thor Erickson – Investor Relations
(770) 989-3110

Laura Brightwell – Media Relations
(770) 989-3023

FOR IMMEDIATE RELEASE
COCA-COLA ENTERPRISES INC.
REPORTS SECOND-QUARTER 2007 RESULTS

•	Second quarter EPS totals 56 cents, or 58 cents after adjusting for restructuring charges and other items affecting comparability; comparable net income totaled $281 million, up 3 percent.

•	Operating results reflect the benefits of North American pricing initiatives, volume growth in Europe, and ongoing operating expense control efforts.

•	CCE has raised its comparable full-year EPS expectations to a range of $1.27 to $1.32, including currency impact.

    ATLANTA, July 26, 2007 – Coca-Cola Enterprises (NYSE: CCE) today reported second-quarter 2007 net income of $270 million, or 56 cents per diluted share.  These results include restructuring charges and other items affecting comparability of approximately 2 cents per diluted share.  Excluding these items, second-quarter 2007

	Second Quarter		First Six Months
	2007	2006	2007	2006

Reported (GAAP)	$0.56	$0.71	$0.59	$0.74
Restructuring Charges	0.04	0.01	0.08	0.07
Legal Settlement Accrual Reversal	(0.02)	-	(0.02)	-
Debt Extinguishment Costs	0.01	-	0.01	-
Loss on Equity Securities	-	-	0.02	-
Net Favorable Tax Items	(0.01)	(0.15)	(0.01	(0.15)
Comparable Diluted Net Income Per Share(a)	$0.58	$0.57	$0.67	$0.66
(a) This non-GAAP financial information is provided to allow investors to more clearly evaluate operating performance and business trends.  Management uses this information to review results excluding items that are not necessarily indicative of ongoing results.

Second quarter operating results reflect the benefits of pricing initiatives in North America, volume growth in Europe, and ongoing operating expense control efforts, offset by volume declines and increased cost of goods in North America.  Reported second quarter operating income declined 3½ percent and comparable operating income was flat.  Foreign currency translations contributed approximately 3 percentage points of growth to operating income for the second quarter, and added 2 cents to diluted EPS results.

 “Throughout our territories, we are executing our operating plans and strengthening our business with successful brand and marketplace initiatives even as we continue to manage through a challenging North American cost environment,” said John  F. Brock, president and chief executive officer.  “Importantly, our restructuring efforts are on track as we work to enhance service to our customers and increase efficiency and effectiveness.

“Going forward, we also are encouraged by the opportunities that lie ahead as we incorporate important new brands and products into our portfolio,” said Mr. Brock. “The impressive line of still beverages from both FUZE and Campbell’s are examples of our commitment to our long-term strategic objective to grow the value of our existing brands and expand our product portfolio.

“In addition, we are continuing to work closely with The Coca-Cola Company to finalize CCE’s opportunities with the glacéau brands.  We look forward to making an important contribution to the development and growth of these brands as we work to achieve our established long-term growth objectives,” Mr. Brock said.

For the quarter, consolidated results include comparable physical case bottle and can volume decline of 1½ percent, net pricing per case increase of 3½ percent, and 7½ percent increase in cost of sales per case.  Both pricing and cost of sales results exclude the effects of currency translations.  Pages 10 through 14 of this release provide a reconciliation of reported and comparable operating results.

North American Results

In North America, a high cost of goods environment continued to impact results in the second quarter.  Cost of sales per case increased 9½ percent on sharply higher prices for aluminum and sweetener.  Net pricing per case grew 4½ percent, while volume declined 3 percent.

Sparkling beverage volume declined 4½ percent in the quarter, though Coca-Cola Zero and energy drinks each achieved growth of more than 30 percent.  Still beverages grew in a mid single-digit range reflecting low single-digit growth in water and high single-digit growth in Powerade.

“North American performance continues to reflect the benefit of pricing initiatives and diligent efforts to control operating costs, helping offset a high cost environment,” Mr. Brock said.  “Even though volume remains soft, we are encouraged by the progress of Coca-Cola Zero and the positive impact on Coca-Cola trademark brands of our Red, Black, and Silver marketplace initiative, as well as our expanding opportunities in still beverage categories.”

European Results

Total European volume in the quarter grew 2 percent, driven by solid Coca-Cola Zero growth in all territories and growth in still beverages led by Capri Sun and Oasis. This performance demonstrates the success of our three-cola initiative in Europe, as Coca-Cola trademark brands grew 1½ percent in the quarter.  With the continued development and expansion of Coca-Cola Zero into continental Europe, the brand now represents more than 4 percent of total European volume.  Volume grew 4 percent in continental Europe and declined ½ percent in Great Britain.  Net pricing per case was flat.

“The growth of our core Coca-Cola trademark brands and the rapid development of Coca-Cola Zero demonstrates the strength of our brands and our marketplace capabilities,” Mr. Brock said.  “Our second quarter results in Europe are encouraging, but working through challenging third quarter comparisons, created in part by last year’s introduction of Coca-Cola Zero, will require continued execution excellence and stable market conditions.”

Full-Year 2007 Outlook

Management now expects full year comparable 2007 earnings per diluted common share to be in the range of $1.27 to $1.32.  This contains the expected impact of currency and excludes other nonrecurring items.  Restructuring charges are expected to be approximately $125 million for the year.  Free cash flow from operations less capital spending is expected to total more than $650 million, with capital spending of approximately $1 billion.
CCE will webcast its second quarter conference call with analysts and investors live over the Internet today at 10:00 a.m. ET.  The call can be accessed through our Web site at www.cokecce.com.

Coca-Cola Enterprises Inc. is the world's largest marketer, distributor, and producer of bottle and can liquid nonalcoholic refreshment.  Coca-Cola Enterprises sells approximately 80 percent of The Coca-Cola Company's bottle and can volume in North America and is the sole licensed bottler for products of The Coca-Cola Company in Belgium, continental France, Great Britain, Luxembourg, Monaco, and the Netherlands.

Forward-Looking Statements

Included in this news release are forward-looking management comments and other statements that reflect management’s current outlook for future periods.  As always, these expectations are based on the currently available competitive, financial, and economic data along with our operating plans and are subject to future events and uncertainties.  The forward-looking statements in this news release should be read in conjunction with the risk factors found on pages 14 through 16 in the Form 10-K section of CCE’s 2006 Annual Report and page 31 of the first-quarter 10-Q.
# # #

COCA-COLA ENTERPRISES INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited; In Millions, Except Per Share Data)
	Second Quarter
	2007(a)	2006(b)	Change
Net Operating Revenues	$5,665	$5,467	4%
Cost of Sales	3,477	3,291	6%
Gross Profit	2,188	2,176	1%
Selling, Delivery, and Administrative Expenses	1,668	1,637	2%
Operating Income	520	539	(4)%
Interest Expense, Net	156	161
Other Nonoperating Income, Net	2	3
Income Before Income Taxes	366	381
Income Tax Expense	96	42
Net Income	$270	$339
Basic Weighted Average Common Shares Outstanding	479	474
Basic Net Income Per Share(c)	$0.56	$0.71
Diluted Weighted Average Common Shares Outstanding	485	480
Diluted Net Income Per Share(c)	$0.56	$0.71

(a) Second-quarter 2007 net income includes net unfavorable items totaling $11 million, or 2 cents per diluted share.
See page 10 of this earnings release for a list of these items.

(b) Second-quarter 2006 net income includes net favorable items totaling $66 million, or 14 cents per diluted share.
See page 10 of this earnings release for a list of these items.

(c) Per share data calculated prior to rounding to millions.

COCA-COLA ENTERPRISES INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited; In Millions, Except Per Share Data)

	First Six Months
	2007(a)	2006(b)	Change
Net Operating Revenues	$10,232	$9,800	4%
Cost of Sales	6,272	5,887	7%
Gross Profit	3,960	3,913	1%
Selling, Delivery, and Administrative Expenses	3,249	3,198	2%
Operating Income	711	715	(1)%
Interest Expense, Net	312	313
Other Nonoperating (Expense) Income, Net	(12)	3
Income Before Income Taxes	387	405
Income Tax Expense	102	50
Net Income	$285	$355
Basic Weighted Average Common Shares Outstanding	479	474
Basic Net Income Per Share(c)	$0.59	$0.75
Diluted Weighted Average Common Shares Outstanding	484	479
Diluted Net Income Per Share(c)	$0.59	$0.74

(a) First six months of 2007 net income includes net unfavorable items totaling $39 million, or 8 cents per diluted common share. See page 11 of this earnings release for a list of these items.

(b) First six months of 2006 net income includes net favorable items totaling $39 million, or 8 cents per diluted common share. See page 11 of this earnings release for a list of these items.

COCA-COLA ENTERPRISES INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited; In Millions)

	June 29,	December 31,
	2007	2006
ASSETS
Current:
Cash and cash equivalents	$177	$184
Trade accounts receivable, net	2,624	2,089
Amounts receivable from The Coca-Cola Company	131	106
Inventories	1,087	792
Current deferred income tax assets	216	230
Prepaid expenses and other current assets	419	401
Total Current Assets	4,654	3,802
Property, plant, and equipment, net	6,601	6,698
Goodwill	604	603
Franchise license intangible assets, net	11,641	11,452
Customer distribution rights and other
noncurrent assets, net	774	811
	$24,274	$23,366
LIABILITIES AND SHAREOWNERS’ EQUITY
Current:
Accounts payable and accrued expenses	$2,896	$2,732
Amounts payable to The Coca-Cola Company	486	324
Deferred cash receipts from The Coca-Cola Company	59	64
Current portion of debt	744	804
Total Current Liabilities	4,185	3,924
Debt, less current portion	9,386	9,218
Retirement and insurance programs and
other long-term obligations	1,464	1,467
Deferred cash receipts from The Coca-Cola Company,
less current	150	174
Long-term deferred income tax liabilities	4,131	4,057
Shareowners’ equity	4,958	4,526
	$24,274	$23,366

COCA-COLA ENTERPRISES INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited, In Millions)

	Six Months Ended
	June 29,	June 30,
	2007	2006
Cash Flows From Operating Activities
Net income	$285	$355
Adjustments to reconcile net income to net cash derived from operating activities:
Depreciation and amortization	522	497
Loss on equity securities	14	-
Net change in customer distribution rights	3	21
Share-based compensation expense	18	31
Deferred funding income from The Coca-Cola Company, net of cash received	(29)	(57)
Deferred income tax expense	55	19
Pension expense less than retirement plan contributions	(50)	(49)
Net changes in assets and liabilities, net of acquisition amounts	(447)	(628)
Net cash derived from operating activities	371	189
Cash Flows From Investing Activities
Capital asset investments	(408)	(420)
Capital asset disposals	20	18
Acquisition of bottling operations, net of cash acquired	-	(102)
Other investing activities	(6)	-
Net cash used in investing activities	(394)	(504)
Cash Flows From Financing Activities
Increase in commercial paper, net	969	224
Issuances of debt	270	721
Payments on debt	(1,228)	(548)
Dividend payments on common stock	(58)	(57)
Exercise of employee share options	51	23
Other financing activities	9	1
Net cash derived from financing activities	13	364
Net effect of exchange rate changes on cash
and cash equivalents	3	5
Net Change In Cash and Cash Equivalents	(7)	54
Cash and Cash Equivalents at Beginning of Period	184	107
Cash and Cash Equivalents at End of Period	$177	$161

COCA-COLA ENTERPRISES INC.
RECONCILIATION OF GAAP TO NON-GAAP
(Unaudited; In millions, except per share data which is calculated prior to rounding)

Reconciliation of Income(a)	Second-Quarter 2007
		Items Impacting Comparability
	Reported (GAAP)	Restructuring Charges	Legal Settlement Accrual Reversal	Debt Extinguishment Cost	Loss on Equity Securities	Net Favorable Tax Items	Comparable (non-GAAP)
Net Operating Revenues	$5,665	$-	$-	$-	$-	$-	$5,665
Cost of Sales	3,477	-	-	-	-	-	3,477
Gross Profit	2,188	-	-	-	-	-	2,188
Selling, Delivery, and Administrative Expenses	1,668	(35)	8	-	-	-	1,641
Operating Income	520	35	(8)	-	-	-	547
Interest Expense, Net	156	-	5	(5)	-	-	156
Other Nonoperating Income, Net	2	-	-	-	-	-	2
Income Before Income Taxes	366	35	(13)	5	-	-	393
Income Tax Expense	96	14	(5)	2	-	5	112
Net Income	$270	$21	$(8)	$3	$-	$(5)	$281
Diluted Net Income Per Share	$0.56	$0.04	$(0.02)	$0.01	$-	$(0.01)	$0.58

Reconciliation of Income(a)	Second-Quarter 2006
		Items Impacting Comparability
	Reported (GAAP)	Restructuring Charges	Legal Settlement Accrual Reversal	Debt Extinguishment Cost	Loss on Equity Securities	Net Favorable Tax Items	Comparable (non-GAAP)
Net Operating Revenues	$5,467	$-	$-	$-	$-	$-	$5,467
Cost of Sales	3,291	-	-	-	-	-	3,291
Gross Profit	2,176	-	-	-	-	-	2,176
Selling, Delivery, and Administrative Expenses	1,637	(8)	-	-	-	-	1,629
Operating Income	539	8	-	-	-	-	547
Interest Expense, Net	161	-	-	-	-	-	161
Other Nonoperating Income, Net	3	-	-	-	-	-	3
Income Before Income Taxes	381	8	-	-	-	-	389
Income Tax Expense	42	3	-	-	-	71	116
Net Income	$339	$5	$-	$-	$-	$(71)	$273
Diluted Net Income Per Share	$0.71	$0.01	$-	$-	$-	$(0.15)	$0.57

(a) These non-GAAP measures are provided to allow investors to more clearly evaluate our operating performance and business trends. Management uses this information to review results excluding items that are not necessarily indicative of our ongoing results.

COCA-COLA ENTERPRISES INC.
RECONCILIATION OF GAAP TO NON-GAAP
(Unaudited; In millions, except per share data which is calculated prior to rounding)

Reconciliation of Income(a)	First Six-Months 2007
		Items Impacting Comparability
	Reported (GAAP)	Restructuring Charges	Legal Settlement Accrual Reversal	Debt Extinguishment Cost	Loss on Equity Securities	Net Favorable Tax Items	Comparable (non-GAAP)
Net Operating Revenues	$10,232	$-	$-	$-	$-	$-	$10,232
Cost of Sales	6,272	-	-	-	-	-	6,272
Gross Profit	3,960	-	-	-	-	-	3,960
Selling, Delivery, and Administrative Expenses	3,249	(61)	8	-	-	-	3,196
Operating Income	711	61	(8)	-	-	-	764
Interest Expense, Net	312	-	5	(5)	-	-	312
Other Nonoperating (Expense) Income, Net	(12)	-	-	-	14	-	2
Income Before Income Taxes	387	61	(13)	5	14	-	454
Income Tax Expense	102	22	(5)	2	4	5	130
Net Income	$285	$39	$(8)	$3	$10	$(5)	$324
Diluted Net Income Per Share	$0.59	$0.08	$(0.02)	$0.01	$0.02	$(0.01)	$0.67

Reconciliation of Income(a)	First Six-Months 2006
		Items Impacting Comparability
	Reported (GAAP)	Restructuring Charges	Legal Settlement Accrual Reversal	Debt Extinguishment Cost	Loss on Equity Securities	Net Favorable Tax Items	Comparable (non-GAAP)
Net Operating Revenues	$9,800	$-	$-	$-	$-	$-	$9,800
Cost of Sales	5,887	-	-	-	-	-	5,887
Gross Profit	3,913	-	-	-	-	-	3,913
Selling, Delivery, and Administrative Expenses	3,198	(47)	-	-	-	-	3,151
Operating Income	715	47	-	-	-	-	762
Interest Expense, Net	313	-	-	-	-	-	313
Other Nonoperating Income, Net	3	-	-	-	-	-	3
Income Before Income Taxes	405	47	-	-	-	-	452
Income Tax Expense	50	16	-	-	-	70	136
Net Income	$355	$31	$-	$-	$-	$(70)	$316
Diluted Net Income Per Share	$0.74	$0.07	$-	$-	$-	$(0.15)	$0.66

(a) These non-GAAP measures are provided to allow investors to more clearly evaluate our operating performance and business trends. Management uses this information to review results excluding items that are not necessarily indicative of our ongoing results.

COCA-COLA ENTERPRISES INC.
RECONCILIATION OF GAAP TO NON-GAAP
(Unaudited; In millions, except per share data which is calculated prior to rounding)

	Second-Quarter 2007
		Items Impacting Comparability
Reconciliation of Segment Income(a)	Reported (GAAP)	Restructuring Charges	Legal Settlement Accrual Reversal	Comparable (non-GAAP)
North America	$364	$27	$-	$391
Europe	261	4	-	265
Corporate	(105)	4	(8)	(109)
Operating Income	$520	$35	$(8)	$547

	Second-Quarter 2006
		Items Impacting Comparability
Reconciliation of Segment Income(a)	Reported (GAAP)	Restructuring Charges	Legal Settlement Accrual Reversal	Comparable (non-GAAP)
North America	$408	$1	$-	$409
Europe	260	6	-	266
Corporate	(129)	1	-	(128)
Operating Income	$539	$8	$-	$547

Segment Revenue	Second Quarter
	2007	2006
North America	$3,929	$3,889
Europe	1,736	1,578
Net Operating Revenues	$5,665	$5,467

(a) These non-GAAP measures are provided to allow investors to more clearly evaluate our operating performance and business trends.  Management uses this information to review results excluding items that are not necessarily indicative of our ongoing results

.

COCA-COLA ENTERPRISES INC.
RECONCILIATION OF GAAP TO NON-GAAP
(Unaudited; In millions, except per share data which is calculated prior to rounding)

	First Six-Months 2007
		Items Impacting Comparability
Reconciliation of Segment Income(a)	Reported (GAAP)	Restructuring Charges	Legal Settlement Accrual Reversal	Comparable (non-GAAP)
North America	$537	$49	$-	$586
Europe	392	5	-	397
Corporate	(218)	7	(8)	(219)
Operating Income	$711	$61	$(8)	$764

	First Six-Months 2006
		Items Impacting Comparability
Reconciliation of Segment Income(a)	Reported (GAAP)	Restructuring Charges	Legal Settlement Accrual Reversal	Comparable (non-GAAP)
North America	$630	$5	$-	$635
Europe	338	34	-	372
Corporate	(253)	8	-	(245)
Operating Income	$715	$47	$-	$762

Segment Revenue	First Six Months
	2007	2006
North America	$7,166	$7,084
Europe	3,066	2,716
Net Operating Revenues	$10,232	$9,800

(a) These non-GAAP measures are provided to allow investors to more clearly evaluate our operating performance and business trends.  Management uses this information to review results excluding items that are not necessarily indicative of our ongoing results.

COCA-COLA ENTERPRISES INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES

	Second-Quarter 2007 Change Versus			First Six-Months 2007 Change Versus
	Second-Quarter 2006			First Six-Months 2006
	North America	Europe	Consolidated	North America	Europe	Consolidated
Net Revenues Per Case
Change in Net Revenues per Case	4.0%	8.0%	5.5%	4.5%	10.0%	6.5%
Impact of Customer Marketing
and OtherPromotional Adjustments	0.0%	0.0%	0.0%	0.0%	0.5%	0.0%
Impact of Post Mix, Agency, and Other	0.5%	(0.5)%	0.5%	0.0%	(0.5)%	0.0%
Bottle and Can Net Pricing Per Case(a)	4.5%	7.5%	6.0%	4.5%	10.0%	6.5%
Impact of Currency Exchange Rate Changes	0.0%	(7.5)%	(2.5)%	0.0%	(8.5)%	(2.5)%
Currency-Neutral Bottle and Can
Net Pricing per Case(c)	4.5%	0.0%	3.5%	4.5%	1.5%	4.0%

Cost of Sales Per Case
Change in Cost of Sales per Case	6.5%	9.0%	7.5%	7.0%	10.5%	8.5%
Impact of Excluding Bottle and Can
Marketing Credits and Jumpstart Funding	2.0%	0.0%	1.5%	1.5%	0.0%	1.0%
Impact of Post Mix, Agency, and Other	1.5%	0.0%	1.0%	0.5%	0.0%	0.0%
Bottle and Can Cost of Sales Per Case(b)	10.0%	9.0%	10.0%	9.0%	10.5%	9.5%
Impact of Currency Exchange Rate Changes	(0.5)%	(7.0)%	(2.5)%	0.0%	(8.5)%	(2.5)%
Currency-Neutral Bottle and Can
Cost of Sales per Case(c)	9.5%	2.0%	7.5%	9.0%	2.0%	7.0%

Physical Case Bottle and Can Volume
Change in Volume	(3.0)%	2.0%	(1.5)%	(3.0)%	3.0%	(1.5)%
Impact of Acquisition	0.0%	0.0%	0.0%	(0.5)%	0.0%	(0.5)%
Comparable Bottle and Can Volume(d)	(3.0)%	2.0%	(1.5)%	(3.5)%	3.0%	(2.0)%

	First Six Months		Full-Year 2007
Reconciliation of Free Cash Flow(e)	2007	2006	Forecast
Net Cash From Operating Activities	$371	$189	$1, 550 (Approx.)
Less: Capital Asset Investments	(408)	(420)	(950) (Approx.)
Add: Capital Asset Disposals	20	18	50 (Approx.)
Free Cash Flow	$(17)	$(213)	More Than $650

	June 29,	December 31,
Reconciliation of Net Debt(f)	2007	2006
Current Portion of Debt	$744	$804
Debt, Less Current Portion	9,386	9,218
Less: Cash and Cash Equivalents	(177)	(184)
Net Debt	$9,953	$9,838

Full-Year 2007
Items Impacted Diluted Earnings Per Share	Forecast
Restructuring Charges (estimate)	$0.15 to 0.17
Legal Settlement Accrual Reversal	(0.02)
Debt Extinquishment Cost	0.01
Net Favorable Tax Items (estimate)	(0.12) to (0.16)
Total Items Impacted Diluted Earnings Per Share(g)	$0.02 to 0.00

(a)
The non-GAAP financial measure "Bottle and Can Net Pricing per Case" is used to more clearly evaluate bottle and can pricing trends in the marketplace.  The measure excludes the impact of post mix, agency and other items,  that are not directly associated with bottle and can pricing in the retail  environment.  Our bottle and can sales accounted for approximately 90 percent of our net revenue during the first six months of 2007 and 2006.

(b)
The non-GAAP financial measure "Bottle and Can Cost of Sales per Case" is used to more clearly evaluate cost trends for bottle and can products.  The  measure excludes the impact of post mix, agency and other items, as well as marketing credits and Jumpstart funding, and allows investors to gain an understanding of the change in bottle and can ingredient and packaging costs.

(c)
The non-GAAP financial measures "Currency-Neutral Bottle and Can Net Pricing per Case" and "Currency-Neutral Bottle and Can Cost of Sales per Case" are used to separate the impact of currency exchange rate changes on our operations.

(d)	"Comparable Bottle and Can Volume" excludes the impact of acquisitions. The measure is used to analyze the performance of our business on a constant territory basis.

(e)	The non-GAAP measure "Free Cash Flow" is provided to focus management and investors on the cash available for debt reduction, dividend distributions, share repurchase, and acquisition opportunities.

(f)	The non-GAAP measure "Net Debt" is used to more clearly evaluate our capital structure and leverage.

(g)	This estimate includes a July 2007 tax rate change in the United Kingdom that will become effective April 1, 2008. As a result of this change, we expect to record a deferred tax benefit of approximately $65 million during the third quarter of 2007 to adjust our deferred taxes.